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                          TRAVELERS SERIES FUND INC.
                                 on behalf of
       Smith Barney Large Capitalization Growth Portfolio ("Portfolio")

                        Supplement dated June 13, 2003
               to the Prospectus, as amended, April 30, 2003 and
        Statement of Additional Information, as amended, April 30, 2003

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information:

Smith Barney Large Capitalization Growth Portfolio

   Effective June 11, 2003, Management of the Portfolio determined that the Russell 1000 Growth Index, rather than the S&P 500 Index, was a more appropriate index reflecting more closely the composition of the portfolio's securities. The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values.

   For the one-year and since inception (May 1, 1998) periods ended December 31, 2002, the average annual total returns for the Russell 1000 Growth Index were (27.88)% and (7.28)%, respectively.

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